Dear Shareholders:
--------------------------------------------------------------------------------

     The price of gold bullion in 1997 traced a disappointing path. Having ended 1996 at $367.70 an ounce, gold bullion declined by mid-February to $340.00 before rallying. The $340.00 level appeared to be holding until the end of June when the Australian Central Bank gold sale prompted renewed fears of further Central Bank selling in anticipation of the European Monetary Union. A brief rally in late October was followed by a sharp decline to a low of $282.75 in early December as fears of forced gold selling by distressed Southeast Asian countries was added to existing concerns regarding European Central Bank sales. Gold bullion finished the year at $289.05, a decline of 21.41% from where it stood at the end of 1996.

     Demand for gold for fabrication, principally jewelry, was up a healthy 14% in 1997 according to estimates by the well regarded Gold Fields Mineral Services, Ltd. Survey. Fabrication demand once again comfortably exceeded mine production which was up a modest 2% despite falling gold bullion prices as the lag in closures of higher cost mines was not sufficient to cancel out new production from mines commissioned when gold prices were higher. This fundamentally positive picture of fabrication demand outpacing mine production was, however, overwhelmed by major increases in Central Bank sales, in forward sales by producers and in short selling by institutions abetted by major Central Bank lending of gold bullion. With all the concern regarding Central Bank sales, it is worth remembering that Central Bank purchases were also significant and that net Central Bank sales for the year were below the amounts sold in 1993, a year during which the price of gold went up. The real damage came from forward selling by producers desperately trying to ensure survival and from short selling by institutions benefiting from the downward sloping trend in gold prices and from the ready availability of gold lent by Central Banks. The result has been a massive and growing short position.

     As would be expected in this environment of falling gold prices, the gold mining shares were hard hit. The unmanaged Financial Times All Gold Mine Index was down 41.97% for the year. Geographic results differed. Surprisingly, given the Bre-X debacle and the subsequent carnage in the Canadian exploration stocks, the unmanaged Financial Times North America Gold Index was down a less drastic 38.29%. This index is heavily dominated by a few very large companies which held up better than the smaller gold company shares. Greater declines were experienced by the unmanaged African and the Australian indices which were down an almost identical 47.93% and 47.86% respectively. Normally, the South African gold shares would be expected to decline more severely than the Australian shares given the former's more leveraged nature and the latter's significant forward selling. However, in the first half of the year profitability for the Australian gold mines was hurt by heavy rainfall and by earlier currency strength while the second half was adversely affected by wholesale selling of resource stocks by local institutions and by general turbulence in Southeast Asian markets.

     Lexington Goldfund had a negative return of 42.98%* for 1997. This disappointing performance was close to the negative return of 42.33% for the average gold fund monitored by Lipper Analytical Services Inc. in a very difficult environment for gold equities in general. The Fund was hurt by its greater international diversification compared with the average gold fund. Especially unsettling was the underperformance of the Australian gold shares where the Fund has a relatively high exposure. These shares have appeared undervalued for some time when compared with the North Americans. The recent premium of 86% offered by the American gold producer, Homestake, for the Australian producer, Plutonic, bolsters this view and we hope that this action will lead to better relative performance in the future by the Australians.
Helping the Fund's relative performance, on the other hand, has been its significant exposure to gold bullion, an element of diversification missing from most other gold funds.

     As we look forward, it is all too easy to succumb to the general gloom which so often accompanies market bottoms. We hear more and more frequently that gold has lost its function as a monetary asset. And yet the world's strongest currency at present, the United States dollar, is backed by massive gold reserves. Russia, trying to establish faith in its currency, has publicly stated its intention of adding to its gold reserves. The European Central Bank will in all probability have gold reserves and its twin pillars of Germany and France with their overwhelming vote (and large gold reserves) on the Bank's Governing Council are both eager to assure strong confidence in the new European currency which argues strongly for a gold backing. Meanwhile, there are signs that China, its own total reserves supplemented by its absorption of Hong Kong, has been adding to its gold reserves in order to provide asset diversification and lessen its dependence on United States dollars. Gold bullion, the only reserve not a liability of some other sovereign entity, will continue to play an important role as a monetary reserve.

     As for gold demand in the important Asian markets, it is worth remembering that currency devaluation resulted in substantial increases in the local gold price in many of the affected countries. Gold served its traditional role as a store of value reminding Asian investors of gold's attributes and the risks of paper currencies. While gold demand softened in the third quarter as investors cashed in, it appears that investment demand for gold in Asia has reasserted itself, not only in the important countries of India and China, but also in some of the more hard hit countries such as Thailand, Indonesia and Japan. With a return to strong underlying demand fundamentals, the massive short position should have a more difficult time maintaining itself. There appears to be a greater realization by the Central Banks that lending to potential short sellers has been a market depressant and has hurt the value of their own reserves all of which may lead to greater restraint. Some of the classic signs of a market bottom for gold bullion prices are now in place and Lexington Goldfund looks forward to participating in a better gold market with its well diversified portfolio of gold related assets.


Sincerely,



/s/ Robert W. Radsch                         /s/ Robert M. DeMichele
--------------------                         -----------------------
    Robert W. Radsch                             Robert M. DeMichele
    Portfolio Manager                            President
    February, 1998                               February, 1998


--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                            LEXINGTON GOLDFUND, INC.
             THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX
               AND GOLD BULLION (LONDON P.M. FIX, (U.S. DOLLARS)

[The following table represents a chart in the printed report]

                                      Lexington
Year                                   Goldfund      Gold Bullion        S&P 500
================================================================================
12/31/87 ....................          $10,000          $10,000          $10,000
12/31/88 ....................          $ 8,495          $ 8,475          $11,655
12/31/89 ....................          $10,501          $ 8,234          $15,343
12/31/90 ....................          $ 8,333          $ 8,113          $14,867
12/31/91 ....................          $ 7,821          $ 7,296          $19,387
12/31/92 ....................          $ 6,217          $ 6,877          $20,862
12/31/93 ....................          $11,624          $ 8,093          $22,961
12/31/94 ....................          $10,778          $ 7,902          $23,261
12/31/95 ....................          $10,574          $ 7,979          $32,003
12/31/96 ....................          $11,403          $ 7,613          $39,354
12/31/97 ....................          $ 6,502          $ 5,983          $52,487


                        AVERAGE ANNUAL STANDARD TOTAL RETURNS
                            FOR THE PERIOD ENDED 12/31/97
---------------------------------------------------------------
FUND/INDEX               1 YR           5 YR            10 YR
---------------------------------------------------------------
LEXINGTON GOLD FUND      42.98%          .90%           (4.21%)
---------------------------------------------------------------
GOLD BULLION            (21.41%)       (2.75%)          (5.01%)
---------------------------------------------------------------
S & P 500                33.37%        20.27%          (18.05%)
---------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and a direct investment in gold bullion. Results for the Fund and the S&P 500 Index include the reinvestment of all dividend and capital gain distributions. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Investment returns and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.
--------------------------------------------------------------------------------


 *-42.98%, 0.90% and -4.21% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31,1997

      Number
        of                                                                                    Value
      Shares                                        Security                                (Note 1)
------------------------------------------------------------------------------------------------------
                 GOLD BULLION: 17.2%
                 31,928 fine ounces (cost $12,335,608)2 .................................  $ 9,228,817
                                                                                            ----------

                 GOLD MINING COMMON STOCKS: 78.2%
                 AUSTRALIA: 15.6%
     1,605,000   Acacia Resources, Ltd.2 ................................................    1,464,069
       500,000   Centaur Mining and Exploration, Ltd.2 ..................................      175,923
       910,000   Climax Mining, Ltd.2 ...................................................      257,922
       600,000   Delta Gold NL ..........................................................      631,758
       607,900   Emperor Mines, Ltd.2 ...................................................      178,239
       280,000   Great Central Mines, Ltd. ..............................................      301,024
       400,000   Gwalia Consolidated, Ltd.2 .............................................      211,107
       550,000   Lihir Gold, Ltd.2 ......................................................      573,378
        15,000   Lihir Gold, Ltd. (ADR)2 ................................................      315,938
     1,470,000   Menzies Gold NL2 .......................................................      172,404
       343,250   Niugini Mining, Ltd.2 ..................................................      413,753
     1,752,539   Normandy Mining, Ltd. ..................................................    1,701,423
       450,000   Otter Gold Mines, Ltd.2 ................................................      307,865
        70,000   Otter Gold Mines, Ltd. (Options)2 ......................................        3,193
       250,000   Plutonic Resources, Ltd. ...............................................      697,176
       191,000   Ranger Minerals NL2 ....................................................      410,682
       792,857   Resolute, Ltd. .........................................................      578,591
                                                                                            ----------
                                                                                             8,394,445
                                                                                            ----------

                 GHANA: 3.4%
       133,709   Ashanti Goldfields Company, Ltd. .......................................    1,096,414
        96,942   Ashanti Goldfields Company, Ltd. (GDR) .................................      727,065
        80,000   Ashanti Goldfields Company, Ltd. (Preferred Shares)2 ...................            2
                                                                                            ----------
                                                                                             1,823,481
                                                                                            ----------

                 NEW ZEALAND: 0.2%
       200,000   Macraes Mining Company, Ltd. ...........................................      131,616
                                                                                            ----------

                                                4

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31,1997 (continued)

      Number
        of                                                                                    Value
      Shares                                        Security                                (Note 1)
------------------------------------------------------------------------------------------------------

                 NORTH AMERICA: 45.6%
       700,000   Augusta Gold (Warrants)1,2 .............................................$          --
        54,407   Barrick Gold Corporation ...............................................    1,013,330
       100,344   Battle Mountain Canada, Inc. ...........................................      578,495
       245,400   Cambior, Inc. ..........................................................    1,441,725
       165,000   Campbell Resources, Inc.2 ..............................................       61,110
       226,586   Canyon Resources Corporation2 ..........................................      269,071
        50,000   Colony Pacific Explorations, Ltd. (Warrants)1,2 ........................           --

       310,000   Dayton Mining Corporation2 .............................................      584,898
       100,000   Dayton Mining Corporation1,2 ...........................................      188,677
        50,000   Euro-Nevada Mining Corporation, Ltd. ...................................      676,092
        30,000   Francisco Gold Corporation2 ............................................      220,123
        35,000   Franco Nevada Mining Corporation, Ltd. .................................      687,273
       102,600   Freeport McMoran Copper & Gold "A" .....................................    1,571,063
       433,400   Geomaque Explorations, Ltd.2 ...........................................      769,267
        62,169   Getchell Gold Corporation2 .............................................    1,492,056
       100,000   Gold Reserve Corporation2 ..............................................      366,871
        50,000   Goldcorp, Inc. "A"2 ....................................................      197,412
       175,000   Golden Knight Resources, Inc.2 .........................................      413,342
       400,000   Golden Queen Mining Company, Ltd.1,2 ...................................      251,569
       200,000   Golden Queen Mining Company, Ltd. (Warrants)1,2 ........................           --
       200,000   Gran Colombia Resources, Inc.1,2 .......................................       25,157
        25,000   Greenstone Resources, Ltd.2 ............................................      118,796
       114,000   Homestake Mining Company ...............................................    1,011,750
       112,000   International Pursuit1,2 ...............................................       88,440
       200,000   Laminco Resources, Inc.2 ...............................................       16,771
       200,000   Meridian Gold, Inc.2 ...................................................      559,042
        50,000   Nevsun Resources, Inc.1,2 ..............................................      127,182
        50,000   Nevsun Resources, Ltd.2 ................................................      127,182
        25,000   Nevsun Resources, Ltd. (Warrants)1,2 ...................................           --
        22,750   New Venoro Gold Corporation2 ...........................................        2,226
       115,420   Newmont Mining Corporation .............................................    3,390,463
        62,000   North American Palladium, Ltd.2 ........................................       83,313
        77,400   Pangea Goldfields, Inc.2 ...............................................       91,948
        50,000   Pangea Goldfields, Inc.1,2 .............................................       59,398

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31,1997

      Number
    of Shares                                                                                 Value
or Principal Amount                                 Security                                (Note 1)
------------------------------------------------------------------------------------------------------
                 NORTH AMERICA (continued):
        25,000   Pioneer Group, Inc. .................................................... $    696,875
       286,000   Placer Dome, Inc. ......................................................    3,628,625
       150,000   Prime Resource Group, Inc. .............................................      995,794
       107,000   Rea Gold Corporation2 ..................................................           --
       120,000   Samax Gold, Inc.1,2 ....................................................      356,389
       500,000   Steppe Gold Resources, Ltd.1,2 .........................................      125,785
       250,000   Steppe Gold Resources, Ltd. (Warrants)1,2 ..............................           --
        75,000   Stillwater Mining Company2 .............................................    1,256,250
       625,000   Tombstone Explorations Company, Ltd.1,2 ................................      165,966
       100,000   Triton Mining Corporation2 .............................................       35,639
       200,000   TVX Gold, Inc.2 ........................................................      675,000
       250,000   Vista Gold Corporation2 ................................................       57,651
                                                                                          ------------
                                                                                            24,478,016
                                                                                          ------------
                 SOUTH AFRICA: 13.4%
        71,600   Anglo American Platinum Corporation, Ltd. ..............................      956,363
         2,045   Anglo American Platinum Corporation, Ltd. (ADR) ........................       27,710
       135,000   Beatrix Mines, Ltd. ....................................................      464,670
       304,000   Driefontein Consolidated, Ltd. .........................................    2,061,502
     1,099,000   East Rand Gold & Uranium Company, Ltd. .................................    1,343,727
       370,000   Elandsrand Gold Mining Company, Ltd. ...................................      923,792
       150,000   Free State Development & Investment, Ltd.2 .............................       50,859
         1,517   JCI, Ltd. (ADR) ........................................................        6,780
       177,000   St. Helena Gold Mines, Ltd. ............................................      509,211
        72,349   Western Areas Gold Mining Company, Ltd.2 ...............................      398,441
        25,000   Western Deep Levels, Ltd. ..............................................      462,358
                                                                                          ------------
                                                                                             7,205,413
                                                                                          ------------

                 TOTAL GOLD MINING COMMON STOCKS (cost $72,278,424) .....................   42,032,971
                                                                                          ------------

                 CONVERTIBLE NOTES: 0.7%
      $500,000   Trizec Hahn Corporation 3.0%, due 1/29/21 (cost $500,000) ..............      380,000
                                                                                          ------------

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31,1997

      Number
        of                                                                                    Value
      Shares                                        Security                                (Note 1)
------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT: 5.6%
                 U.S. Government Agency Obligation
$  3,000,000     Federal Home Loan Mortgage Corporation,
                 4.75%, due 01/02/98
                   (cost $2,999,604) ....................................................  $ 2,999,604
                                                                                           -----------

                 TOTAL INVESTMENTS: 101.7%
                   (cost $88,113,636+) (Note 1) .........................................   54,641,392
                 Liabilities in excess of other assets: (1.7%) ..........................    (934,299)
                                                                                           -----------

                 TOTAL NET ASSETS: 100.0%
                   (equivalent to $3.24 per share on
                   16,601,826 shares outstanding) .......................................  $53,707,093
                                                                                           ===========

1 Restricted Security. (Note 7).
2 Non-income producing security.
  ADR--American Depository Receipt.
  GDR--Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $89,721,279.



               The Notes to Financial Statements are an integral part of this statement.

                                                   7

LEXINGTON GOLDFUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


ASSETS
Investments, at value (cost $88,113,636)(Note 1) ..............   $  54,641,392
Cash ..........................................................          12,675
Receivable for investment securities sold .....................         210,325
Receivable for shares sold ....................................         124,507
Dividends and interest receivable .............................          37,453
                                                                  -------------
    Total Assets ..............................................      55,026,352
                                                                  -------------
LIABILITIES
Due to Lexington Management Corporation  (Note 2) .............          44,316
Payable for investment securities purchased ...................         722,318
Payable for shares redeemed ...................................         366,415
Distributions payable .........................................          15,728
Accrued expenses ..............................................         170,482
                                                                  -------------
    Total Liabilities .........................................       1,319,259
                                                                  -------------

NET ASSETS (equivalent to $3.24 per share on
16,601,826 shares outstanding) (Note 4) .......................   $  53,707,093
                                                                  =============
NET ASSETS consist of:
Capital stock -- authorized 500,000,000 shares,
$.001 par value per share .....................................   $      16,602
Additional paid-in capital (Note 1) ...........................     104,624,309
Distributions in excess of net investment income (Note 1) .....        (937,281)
Accumulated net realized loss on investments
  and foreign currency holdings  (Notes 1 and 8) ..............     (16,505,857)
Unrealized depreciation on investments and
  foreign currency holdings ...................................     (33,490,680)
                                                                  -------------
TOTAL NET ASSETS ..............................................   $  53,707,093
                                                                  =============

LEXINGTON GOLDFUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
    Dividends ............................................         $  1,299,546
    Interest .............................................              305,104
                                                                   ------------
                                                                      1,604,650
    Less: foreign tax expense ............................               44,229
                                                                   ------------
    Total investment income ..............................                        $  1,560,421
EXPENSES
    Investment advisory fee (Note 2) .....................              769,527
    Transfer agent and shareholder
      servicing expense (Note 2) .........................              170,007
    Distribution expense (Note 3) ........................              130,987
    Accounting expenses (Note 2) .........................               81,641
    Custodian expense ....................................               52,585
    Printing and mailing expenses ........................               50,399
    Professional fees ....................................               39,097
    Registration fees ....................................               27,198
    Computer processing fees .............................               17,299
    Directors' fees and expenses .........................               17,212
    Other expenses .......................................               58,523
                                                                   ------------
      Total expenses .....................................                           1,414,475
                                                                                  ------------
        Net investment income ............................                             145,946

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS (NOTE 5)
    Net realized loss on:
    Investments ..........................................          (12,362,327)
    Foreign currency transactions ........................               (9,136)
                                                                   ------------
        Net realized loss ................................                        (12,371,463)
    Net change in unrealized
    depreciation on:
    Investments ..........................................          (32,709,825)
    Foreign currency translation of
        other assets and liabilities .......................            (17,510)
                                                                   ------------
    Net change in unrealized
        depreciation .......................................                      (32,727,335)
                                                                                 ------------
        Net realized and unrealized loss .................                        (45,098,798)
                                                                                 ------------
DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................                       $(44,952,852)
                                                                                 ============


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GOLDFUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                                                                                    1997                    1996
                                                                                               -------------          -------------
Net investment income (loss) .........................................................         $     145,946          $    (451,907)

Net realized gain (loss) from investment and foreign
  currency transactions ..............................................................           (12,371,463)            23,503,613

Net change in unrealized appreciation (depreciation) of investments
  and foreign currency translation ...................................................           (32,727,335)            (8,561,690)
                                                                                               -------------          -------------

     Increase (decrease) in net assets resulting from operations .....................           (44,952,852)            14,490,016

Distributions to shareholders from net investment income .............................            (3,835,168)           (13,568,657)

Decrease in net assets from capital share transactions (Note 4) ......................            (6,791,980)           (27,412,928)
                                                                                               -------------          -------------

    Net decrease in net assets .......................................................           (55,580,000)           (26,491,569)

NET ASSETS:
  Beginning of period ................................................................           109,287,093            135,778,662
                                                                                               -------------          -------------

  End of period (including distributions in excess of
    net investment income of $937,281 and
    undistributed net investment income of
    $1,870,550, 1997 and 1996, respectively) .........................................         $  53,707,093          $ 109,287,093
                                                                                               =============          =============


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GOLDFUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Goldfund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at December 31, 1997.

   FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS  WITH  AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $50 million and at an annual rate of 0.75% thereafter. For 1997, the investment advisor has voluntarily agreed to reimburse the Fund if total annual expenses (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $165,295, which are incurred by the Fund, but paid by LMC.

LEXINGTON GOLDFUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)


3. DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $130,987 and are set forth in the statement of operations.

4. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                           Year ended                                       Year ended
                                                        December 31, 1997                                December 31, 1996
                                              -------------------------------------           -------------------------------------
                                                  Shares                  Amount                 Shares                   Amount
                                              -------------           -------------           -------------           -------------
Shares sold ........................             15,430,852           $  74,102,304              16,342,313           $ 118,484,798
Shares issued on
  reinvestment of
  dividends ........................                799,300               3,400,114               1,854,776              11,861,015
                                              -------------           -------------           -------------           -------------
                                                 16,230,152              77,502,418              18,197,089             130,345,813
Shares redeemed ....................            (17,932,580)            (84,294,398)            (21,643,173)           (157,758,741)
                                              -------------           -------------           -------------           -------------
  Net decrease .....................             (1,702,428)          $  (6,791,980)             (3,446,084)          $ (27,412,928)
                                              =============           =============           =============           =============

5. PURCHASES AND SALES OF INVESTMENT  SECURITIES

The cost of purchases and proceeds  from sales of securities  for the year ended
December  31,1997,   excluding  short-term  securities,   were  $30,824,438  and
$38,221,251, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,003,440 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $36,083,327.

6. INVESTMENT AND  CONCENTRATION  RISKS

The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing of gold. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

  In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                                                   Average
                                                      Acquisition                  Cost           Market      % of Net
               Security                               Date               Shares    Per Share      Value       Assets
               --------                               ----               ------    ---------      -----       ------
Augusta Gold
 (Warrants) ..................................        9/10/96            700,000   $   0.00     $     0.00     0.00%
Colony Pacific Explorations,
 Ltd. (Warrants) .............................        4/28/97             50,000       0.00           0.00     0.00
Dayton Mining Corporation ....................        1/15/96            100,000       4.77        188,677     0.35

Golden Queen Mining
 Company, Ltd. ...............................        5/02/96            400,000       1.84        251,569     0.47
Golden  Queen Mining
  Company, Ltd. (Warrants) ...................        5/02/96            200,000       0.00           0.00     0.00
Gran Colombia Resources,
  Inc ........................................        5/29/96            200,000       2.62         25,157     0.05
International Pursuit
  Corporation ................................        4/24/96            112,000       3.30         88,440     0.16
Nevsun Resources, Ltd. .......................        9/05/96             50,000       7.29        127,182     0.24
Nevsun  Resources, Ltd. ......................
  (Warrants) .................................        9/05/96             25,000       0.00           0.00     0.00
Pangea Goldfields, Inc. ......................        5/14/96             50,000       4.09         59,398     0.11
Samax Gold, Inc. .............................       12/06/96            120,000       3.31        356,389     0.66
Steppe Gold Resources, Ltd. ..................        5/21/96            500,000       1.65        125,785     0.23
Steppe Gold Resources, Ltd. ..................
 (Warrants) ..................................        5/21/96            250,000       0.00           0.00     0.00
Tombstone Explorations
 Company, Ltd. ...............................        5/02/96            625,000       1.27        165,966     0.31
                                                                                                ----------     ----
                                                                                                $1,388,563     2.58%
                                                                                                ==========     ====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

8. FEDERAL INCOME  TAXES--CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards available for federal income tax purposes as of December 31, 1997 are approximately:

                  $     972,568 expiring in 2000;
                      2,280,435 expiring in 2001; and,
                     10,373,808 expiring in 2005.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

9. TAX INFORMATION (unaudited)

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1997 is 77.47%.

LEXINGTON GOLDFUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                           Year ended December 31,
                                                    -----------------------------------------------------------
                                                       1997       1996        1995         1994          1993
                                                    ---------   --------   ----------   ----------   ----------

Net asset value, beginning of period ...........    $    5.97   $   6.24   $     6.37   $     6.90   $     3.70
                                                    ---------   --------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income ........................           --       0.02           --         0.03         0.01
  Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .................................        (2.52)      0.50        (0.12)       (0.53)        3.21
                                                    ---------   --------   ----------   ----------   ----------
Total income (loss) from investment
operations .....................................        (2.52)      0.52        (0.12)       (0.50)        3.22
                                                    ---------   --------   ----------   ----------   ----------
Less distributions:
Distributions from net investment income .......        (0.21)     (0.79)       (0.01)       (0.03)       (0.02)
                                                    ---------   --------   ----------   ----------   ----------
Net asset value, end of period .................    $    3.24   $   5.97   $     6.24   $     6.37   $     6.90
                                                    =========   ========   ==========   ==========   ==========

Total return ...................................       (42.98%)     7.84%      (1.89%)      (7.28%)      86.96%
Ratio to average net assets:
  Expenses .....................................         1.65%      1.60%       1.70%        1.54%        1.63%
  Net investment income (loss) .................         0.17%     (0.32%)      0.07%        0.50%        0.25%
Portfolio turnover rate ........................        38.32%     31.04%      40.41%       23.77%       28.41%
Average commission paid on equity
security transactions* .........................    $     0.02  $    0.02          --           --           --
Net assets, end of period (000's omitted) ......    $   53,707  $ 109,287  $  135,779   $  159,435   $  159,479

* In accordance with SEC disclosure guidelines, average commissions are calculated beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Goldfund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Goldfund, Inc. as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Goldfund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP




New York, New York
February 12, 1998

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                            -----------------------

FREE TELEPHONE EXCHANGE-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                            -----------------------

CHECK  WRITING   PRIVILEGES-Lexington   Money  Market  Trust  permits  investors
immediate access to their funds with check writing for withdrawals from their account.

                            -----------------------

TAX SHELTERED PLANS-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                            -----------------------

CUSTODIAL ACCOUNTS FOR MINORS-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                            -----------------------

SYSTEMATIC WITHDRAWAL PLAN-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                            -----------------------

COMPLETE RECORD KEEPING-A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES


LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.


LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.



For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
GOLDFUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

     ---------------------------------------------------------------------------
     ALL SHAREHOLDER REQUESTS FOR SERVICES OF ANY KIND SHOULD BE SENT TO:

     TRANSFER AGENT
     ---------------------------------------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri  84105

     OR CALL TOLL FREE:
     SERVICE AND SALES:  1-800-526-0056
     24 HOUR ACCOUNT INFORMATION:
     1-800-526-0052
     ---------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
            Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Goldfund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.



                                   LEXINGTON

================================================================================
                                   LEXINGTON
                                    GOLDFUND,
                                      INC.
--------------------------------------------------------------------------------
                      Seeks capital appreciation and such
                       hedge against loss of buying power
                     as may be obtained through investment
               in gold and equity securities of companies engaged
               in mining or processing gold throughout the world
--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                              The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================